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                                  EXHIBIT 99.2



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                      ECHOSTAR COMMUNICATIONS CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
                     of 12 1/8% Series B Senior Redeemable
                     Exchangeable Preferred Stock due 2004


    As set forth in the Prospectus dated ________, 1997 (the "Prospectus") of EchoStar Communications Corporation (the "Issuer") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal for 12 1/8% Senior Redeemable Exchangeable Preferred Stock due 2004 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced shares ("Old Series B Shares") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

               To:  American Securities Transfer & Trust Co., Inc.
                            (the "Exchange Agent")

                                BY FACSIMILE:
                                (303) 234-

                           CONFIRM BY TELEPHONE TO:
                                (303) 234-5300

                               ---------------

                  BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:

                American Securities Transfer & Trust Co., Inc.
                       Attn: Greg Tubbs, Vice President
                              938 Quail Street
                             Lakewood, CO 80215


             Delivery of this instrument to an address other than
            as set forth above or transmittal of this instrument to
              a facsimile or telex number other than as set forth
                  above does not constitute a valid delivery.

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Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Series B Shares set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

    The Exchange Offer will expire at 5:00 p.m., Eastern Time, on ______, ______, 1998, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undesigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                                  SIGNATURES

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                              Signature of Owner

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                      Signature of Owner (if more than one)

              Dated:                                      , 1996
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              Name(s):
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                                   (Please Print)

              Address:
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                                 (Include Zip Code)

              Area Code and
              Telephone No.:
                             -----------------------------------

              Capacity (full title), if signing in a representative capacity:

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                Taxpayer Identification or Social Security No.:

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Number of Old Series B Shares Exchanged:


$
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Certificate Nos. of Old Series B Shares (if available)

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IF OLD SERIES B SHARES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE
DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No.
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                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

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Name of Firm:

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Number and Street or P.O. Box

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City                           State               Zip Code


Tel. No.
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Fax No.:
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                     (Authorized Signature)

Title:

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Date:

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NOTE:    DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE.  OLD
         SERIES B SHARES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.